UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Information Required in Proxy Statement

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Nathan’s Famous, Inc.
(Name of Registrant as Specified in Its Charter)
Nathan’s Famous, Inc.
(Name of Person(s) Filing Proxy Statement)

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NATHAN’S FAMOUS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
SEPTEMBER 12, 2006

To our Stockholders:

The Annual Meeting of Stockholders of NATHAN’S FAMOUS, INC. will be held on Tuesday, September 12, 2006 at the Conference Room on the Lower Level at 1400 Old Country Road, Westbury, New York at 10:00 a.m. At the meeting, you will be asked to vote on:

•

The election of nine directors to the Board of Directors;

•

Ratification of the appointment of Grant Thornton LLP as auditors of Nathan’s for fiscal 2007;

•

A stockholder proposal, if presented at the meeting; and

•

Any other matters that properly come before the meeting.

If you are a stockholder of record at the close of business on July 17, 2006, you are entitled to vote at the meeting or at any adjournment or postponement of the meeting. This notice and proxy statement are first being mailed to stockholders on or about July 24, 2006.

Please sign, date and return the enclosed proxy as soon as possible so your shares may be voted as you direct.

By Order of the Board of Directors,

Ronald G. DeVos
Secretary

Dated:  Westbury, New York
July 24, 2006

NATHAN’S FAMOUS, INC.
1400 Old Country Road
Westbury, New York 11590

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
Tuesday, September 12, 2006

Our annual meeting of stockholders will be held on Tuesday, September 12, 2006 at the Conference Room on the Lower Level at 1400 Old Country Road, Westbury, New York at 10:00 a.m.

Our Board of Directors is soliciting your proxy to vote your shares of common stock at the annual meeting. This proxy statement, which was prepared by our management for the Board, contains information about the matters to be considered at the meeting or any adjournments or postponements of the meeting and is first being sent to stockholders on or about July 24, 2006.

ABOUT THE MEETING

What is being considered at the meeting?

You will be voting

•

for the election of nine directors for a term of 1 year or until their successors are elected and qualified

•

to ratify the appointment of Grant Thornton LLP as auditors for fiscal 2007

•

on a stockholder proposal, if presented at the meeting

In addition, our management will report on our performance during fiscal 2006 and respond to your questions.

The Board of Directors does not intend to present to the meeting any matters not referred to in the form of proxy. If any proposal not set forth in this Proxy Statement should be presented for action at the meeting, and is a matter which should come before the meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.

Who is entitled to vote at the meeting?

You may vote if you owned stock as of the close of business on July 17, 2006. Each share of stock is entitled to one vote.

How do I vote?

You can vote in two ways:

1.

By attending the meeting; or

2.

By completing, signing and returning the enclosed proxy card.

Can I change my mind after I vote?

Yes, you may revoke your proxy and change your vote at any time before the polls close at the meeting. You can do this by (1) signing another proxy with a later date and returning it to us prior to the meeting, or (2) voting again at the meeting.

What if I return my proxy card but do not include voting instructions?

Proxies that are signed and returned but do not include voting instructions will be voted FOR the election of the nominee directors, FOR ratification of the appointment of Grant Thornton as auditors for fiscal 2007 and AGAINST the stockholder proposal.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is American Stock Transfer & Trust Company, 800-937-5449.

Will my shares be voted if I do not provide my proxy?

Yes, for certain matters, if they are held in a brokerage account. Your shares may be voted under certain circumstances if they are held in the name of the brokerage firm. Brokerage firms generally have the authority to vote customers unvoted shares, which are called “broker non-votes,” on certain routine matters. Shares represented by broker non-votes will be counted as voted by the brokerage firm in the election of directors and for the ratification of the appointment of Grant Thornton as auditors for fiscal 2007. When a brokerage firm votes its customer’s unvoted shares, these shares are also counted for purposes of establishing a quorum. Broker non-votes will not be voted with respect to any stockholder proposal presented at the meeting.

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

How many votes must be present to hold the meeting?

Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by mail. In order for us to conduct our meeting, a majority of our outstanding shares as of July 17, 2006 must be present at the meeting, in person or by proxy. This is referred to as a quorum. On July 17, 2006, we had 5,749,299 shares issued and outstanding, excluding treasury shares.

What vote is required to approve each of the matters to be considered at the meeting?

Directors are elected by a plurality of the votes cast. “Plurality” means that the nine individuals who receive the highest number of votes will be elected as directors. Abstentions will have no effect on the voting outcome with respect to the election of directors. Broker non-votes will be voted for the election of the director nominees.

The approval of the other proposals – the appointment of Grant Thornton LLP as auditors of Nathan’s for fiscal 2007 and the stockholder proposal – requires that a majority of the shares of common stock present and voting be voted “for” the proposal. A properly executed proxy marked ABSTAIN with respect to such a matter will not be voted, although it will be counted for the purpose of determining if there is a quorum present. Accordingly, an abstention will have the effect of a negative vote. Broker non-votes will be voted for the ratification of the appointment of Grant Thornton as auditors for fiscal 2007 and will not be voted for the stockholder proposal if presented at the meeting.

Who will count the votes?

Representatives of American Stock Transfer & Trust Company, the transfer agent for our common stock, will tabulate the votes.

PROPOSAL 1 – ELECTION OF DIRECTORS

Our Certificate of Incorporation presently provides for a Board of Directors consisting of not less than three nor more than twenty-seven directors. Our Board of Directors now consists of nine directors, as set forth below.

Name	Age	Principal Occupation	Director Since

Robert J. Eide(1)(2)(3)	53	Chairman and Chief Executive Officer – Aegis Capital Corp.	1987

Eric Gatoff	37	Vice President, General Counsel of Nathan’s	2005

Brian S. Genson(1)(2)(3)	57	President – Motorsport Investments	1999

Barry Leistner(1)(2)	55	President and Chief Executive Officer – Koenig Iron Works, Inc.	1989

Howard M. Lorber	57	President and Chief Operating Officer – Vector Group Ltd. Chairman of the Board and Chief Executive Officer of Nathan’s	1987

Wayne Norbitz	58	President, Chief Operating Officer of Nathan’s	1989

Donald L. Perlyn	63	President – Miami Subs Corporation Executive Vice President of Nathan’s	1999

A.F. Petrocelli(3)	62	President and Chairman of the Board – United Capital Corp.	1993

Charles Raich(3)	63	Managing Partner – Raich, Ende, Malter & Co., LLP	2004

——————

(1)

Member of the Audit Committee.

(2)

Member of the Compensation Committee.

(3)

Member of the Nominating Committee.

Unless you indicate otherwise, shares represented by executed proxies will be voted FOR the election as directors of the persons listed above. If any of them is unavailable, the shares will be voted for a substitute nominee designated by the Board of Directors. We have no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

Director Biographies

The following is a brief account of our directors’ business experience:

Robert J. Eide has been the Chairman and Chief Executive Officer of Aegis Capital Corp., a registered broker-dealer, since 1984. Mr. Eide has been a director of Vector Group Ltd., a company engaged through its subsidiaries in the manufacture and sale of cigarettes in the United States and Russia, and VGR Holding, Inc., since November 1993. Mr. Eide also serves as a director of Ladenburg Thalmann Financial Services, Inc., an investment banking and brokerage firm.

Eric Gatoff has been our Vice President and Corporate Counsel since October 2003. Prior to joining us, Mr. Gatoff was a partner at Grubman, Indursky & Schindler, P.C., a law firm specializing in intellectual property, media and entertainment law. Mr. Gatoff is a member of the New York State Bar Association and holds a B.B.A. in Finance from George Washington University and a J.D. from Fordham University School of Law.

Brian S. Genson has been President of Motorsport Investments, a company engaged in the motor sport business, since 1990. Mr. Genson has been a director of Ladenburg Thalmann Financial Services, Inc., an investment banking and brokerage firm, since 2004. Mr. Genson was also responsible for introducing Ben and Jerry’s Ice Cream Company to the Japanese market. Mr. Genson previously served as a director of Nathan’s from 1987 to 1989.

Barry Leistner has been President and Chief Executive Officer of Koenig Iron Works, Inc., a company engaged in the fabrication and erection of structural steel, since 1979. Mr. Leistner is also engaged in general construction and real estate development in New York.

Howard M. Lorber has been Chairman of the Board since 1990, Chief Executive Officer since 1993 and a director since 1987. Mr. Lorber has been Chief Executive Officer of Vector Group Ltd., a holding company, since January 2006, President and a director since January 2001 and was Chief Operating Officer from January 2001 until January 2006. Mr. Lorber has been Chairman of the Board of Ladenburg Thalmann Financial Services, Inc., an investment banking and brokerage firm, since May 2001. Mr. Lorber has been a stockholder and registered representative of Aegis Capital Corp., a broker-dealer and member firm of the NASD, since 1984. Mr. Lorber also serves as a director of United Capital Corp., a manufacturing and real estate company, since May 1991. He is also a trustee of Long Island University and Babson College.

Wayne Norbitz has been an employee since 1975 and has been our President since October 1989. He previously held the positions of Director of Operations, Vice President of Operations, Senior Vice President of Operations and Executive Vice President. Prior to joining us, Mr. Norbitz held the position of Director of Operations of Wetson’s Corporation. Mr. Norbitz is also a member of the Board of Directors of the American Heart Association – Long Island Region.

Donald L. Perlyn has been an Executive Vice President since September 2000. Prior to our merger with Miami Subs Corporation, Mr. Perlyn was a member of Miami Subs’ board of directors. In July 1998, Mr. Perlyn was appointed President and Chief Operating Officer of Miami Subs and continues to serve in that capacity. Prior  to July 1998, Mr. Perlyn had been Miami Subs’ Executive Vice President of Franchise Development since March 1992. From September 1990 to February 1992, Mr. Perlyn served as Miami Subs’ Senior Vice President of Franchising and Development. Between August 1990 and December 1991, he was Senior Vice President of Franchising and Development for QSR, Inc., one of Miami Subs’ predecessors and an affiliate. Mr. Perlyn also serves as a director of IMSI, Inc., a software company, affiliated with DCDC, the former owner of Arthur Treacher’s, Inc.

A.F. Petrocelli has been the Chairman of the Board, President and Chief Executive Officer of United Capital Corp., a company engaged in the ownership and management of real estate and the manufacture and sale of engineered products, since 1981. He is a director of the Boyar Value Fund, Inc., a public mutual fund, since 1997.

Charles Raich has been the Managing Partner for more than the past five years of Raich, Ende, Malter & Co. LLP, a registered public accounting firm, which he founded in 1972. His early career includes positions at both Lybrand, Ross Brothers and Montgomery and Gruntal & Co. Mr. Raich is a graduate of Hofstra University and is a certified public accountant.

Code of Ethics

The Board of Directors has adopted a Code of Conduct applicable to our principal executive officer, senior financial officers and other employees. Pursuant to the Code of Conduct, our principal officer and senior financial officers agree to abide by principles governing their professional and ethical conduct. A copy of the Code of Conduct can be viewed on our website at www.nathansfamous.com.

Director Independence

The Board of Directors has determined that each of Messrs. Eide, Genson, Leistner, Petrocelli and Raich are independent in accordance with Nasdaq rules. To determine independence, the Board of Directors adopted and applied the categorical standards of independence included in NASD Rule 4200(a)(15),  which includes a series of objective tests, such as that the director is not an employee of the company and has not engaged in various types of business dealings with the company.

All of the standing committees of the Board are composed of independent directors. These committees are:  the Audit Committee, the Compensation Committee and the Nominating Committee.

Board of Directors and Committee Meetings

There were five meetings of the Board of Directors during the fiscal year ended March 26, 2006. Each director attended or participated in at least 75% of the meetings of the Board of Directors and the committees thereof on which he served other than Mr. Petrocelli who, for medical reasons that have since been resolved, participated in 60% of such meetings.

For the fiscal year ended March 26, 2006, there were four meetings of the Audit Committee. Each director who was a member of the Audit Committee attended all of the Audit Committee meetings during the term of his membership. Our Audit Committee is involved in discussions with our independent public accountants with respect to the scope and results of our year-end audit, our internal accounting controls and the professional services furnished by the independent auditors to us. See “Audit Committee Report.” A copy of our audit committee charter is available on our website at www.nathansfamous.com and attached as Exhibit A to this proxy statement, which charter is reviewed annually by the Audit Committee.

For the fiscal year ended March 26, 2006, there was one meeting of the Compensation Committee. Each of the members of the Compensation Committee attended the meeting. Our Compensation Committee reviews the performance of our executive officers and reviews compensation programs for our officers and key employees, including cash bonus levels and grants under our stock option and incentive plans. See “Compensation Committee Report on Executive Compensation.” A copy of our compensation committee charter is available on our website at www.nathansfamous.com, which charter is reviewed annually by the Compensation Committee.

For the fiscal year ended March 26, 2006, there was one meeting of the Nominating Committee. Our Nominating Committee is responsible for reviewing suggestions of candidates for director made by directors, stockholders, management and others and for making recommendations to the Board regarding the composition of the Board and nomination of individual candidates for election to the Board. In fulfilling its responsibilities for identifying and evaluating nominees for director, the Nominating Committee takes into account the prior experience of director nominees and its application to their responsibilities as a director of Nathan’s; however, there are no stated minimum qualifications for director nominees. The Nominating Committee will consider nominee recommendations made by stockholders provided that the names of such nominees, accompanied by relevant biographical information, are submitted in accordance with the procedures set forth below under “Stockholder Nominees for Director.”  A copy of our Nominating Committee charter is available on our website at www.nathansfamous.com, which charter is reviewed annually by the Nominating Committee.

In addition, all of our independent directors met in executive session twice during our fiscal year ended March 26, 2006.

Directors’ Compensation

Directors who are not our employees receive an annual fee of $7,500 and a fee of $750 for each Board of Directors or committee meeting attended. In addition, members of committees of the Board of Directors also receive an annual fee of $1,000 for each committee on which they serve.

Stockholder Nominees for Director

Any stockholder who wants to nominate a candidate for election to the Board must deliver timely notice to our Secretary at our principal executive offices. Pursuant to our by-laws, in order to be timely, the notice must be delivered

•

in the case of an annual meeting, not less than 60 nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting of stockholders, although if we did not hold an annual meeting or the annual meeting is called for a date that is more than 30 days before or more than 60 days after the anniversary date of the prior year’s annual meeting, the notice must be received not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by us; and

•

in the case of a special meeting of stockholders called for the purpose of electing directors, the notice must be received not earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting.

The stockholder’s notice to the Secretary must set forth (1) as to each person whom the stockholder proposes to nominate for election as a director (a) his name, age, business address and residence address, (b) his principal occupation and employment, (c) the number of shares of common stock of Nathan’s which are owned beneficially or of record by him and (d) any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and
(2) as to the stockholder giving the notice (a) his name and record address, (b) the number of shares of Nathan’s common stock which are owned beneficially or of record by him, (c) a description of all arrangements or understandings between the stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the stockholder, (d) a representation by him that he is a holder of record of stock of Nathan’s entitled to vote at such meeting and that he intends to appear in person or by proxy at the meeting to nominate the person or persons named in his notice and (e) any other information relating to the stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. The notice delivered by a stockholder must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The stockholder must be a stockholder of record on the date on which he gives the notice described above and on the record date for the determination of stockholders entitled to vote at the meeting.

Policy For Stockholder Communications

Mail can be addressed to Directors in care of the Office of the Secretary, Nathan’s Famous, Inc., 1400 Old Country Road, Suite 400, Westbury, NY 11590. At the direction of the Board of Directors, all mail received will be opened and screened for security purposes. The mail will then be logged in. All mail, other than trivial or obscene items, will be forwarded. Mail addressed to a particular Director will be forwarded or delivered to that Director. Mail addressed to “Outside Directors” or “Non-Management Directors” will be forwarded or delivered to each of the non-employee directors. Mail addressed to the “Board of Directors” will be forwarded or delivered to the Chairman of the Board.

Director Attendance at Annual Meetings

Our Board of Directors encourages Director attendance at our Annual Meetings of Stockholders. Eight of the nine directors then serving attended last year’s Annual Meeting.

SECURITY OWNERSHIP

The following table sets forth as of July 17, 2006, certain information with regard to ownership of our common stock by (i) each beneficial owner of 5% or more of our common stock, based solely on filings made with the Securities and Exchange Commission; (ii) each director and executive officer named in the “Summary Compensation Table” below; and (iii) all of our executive officers and directors as a group:

Name and Address(1)	Common Stock Beneficially Owned	Percent of Class

Steel Partners II L.P.	1,018,200	17.7%
Quest Equities Corp.	360,000	6.3%
Howard M. Lorber(2)	1,001,032	15.9%
Wayne Norbitz(3)	208,000	3.5%
Robert J. Eide(4)	78,386	1.4%
Barry Leistner(5)	3,333	*
A.F. Petrocelli(6)	121,000	2.1%
Donald L. Perlyn(7)	223,391	3.7%
Brian S. Genson(8)	40,634	*
Charles Raich(9)	5,510	*
Ronald G. DeVos(10)	59,300	1.0%
Eric Gatoff(11)	16,667	*
Directors and officers as a group (12 persons)(12)	1,727,586	25.0%

——————

*

Less than 1%

(1)

The addresses of the individuals and entities in this table are: Steel Partners II, L.P. 590 Madison Avenue, 32nd Floor, New York, New York 10022; Quest Equities Corp., 8 Old Canal Crossing, Farmington, Connecticut 06032; Robert J. Eide, 810 Seventh Avenue, New York, New York 10019; Howard M. Lorber, 8061 Fisher Island, Miami, Florida  33109; Barry Leistner, 223 West 19th Street, New York, New York 10011; Brian S. Genson, 100 Crystal Court, Hewlett, New York 11557; Donald L. Perlyn, 6300 N.W. 31st Avenue, Fort Lauderdale, Florida 33309; A. F. Petrocelli, 9 Park Place, Suite 401, Great Neck, New York 11021; Charles Raich, 90 Merrick Avenue, East Meadow, New York 11554; and Wayne Norbitz, Ronald G. DeVos and Eric Gatoff, 1400 Old Country Road, Suite 400, Westbury, New York  11590.

(2)

Includes options exercisable within 60 days to purchase an aggregate of 415,000 shares and warrants exercisable within 60 days to purchase 150,000 shares. Also includes 75,000 shares owned by the Howard M. Lorber Irrevocable Trust, as to which Mr. Lorber disclaims beneficial ownership.

(3)

Includes options exercisable within 60 days to purchase 150,000 shares.

(4)

Includes options exercisable within 60 days to purchase 3,333 shares and 75,000 shares owned by the Howard M. Lorber Irrevocable Trust, for which Mr. Eide is trustee.

(5)

Includes options exercisable within 60 days to purchase 3,333 shares.

(6)

Includes options exercisable within 60 days to purchase 47,500 shares.

(7)

Includes options exercisable within 60 days to purchase 223,391 shares.

(8)

Includes options exercisable within 60 days to purchase 37,500 shares.

(9)

Shares owned by Raich, Ende, Malter & Co., LLP, of which Mr. Raich is managing partner.

(10)

Includes options exercisable within 60 days to purchase 59,300 shares.

(11)

Includes options exercisable within 60 days to purchase 16,667 shares.

(12)

Includes 578,229 shares beneficially owned by Messrs. Eide, Genson, Lorber, Perlyn, Petrocelli, Raich, Leistner, Norbitz, DeVos, Schedler, Gatoff and Watts after elimination of shares as to which beneficial ownership is shared by more than one member of this group (see notes 2 and 4, above), 999,357 shares subject to stock options exercisable within 60 days, and 150,000 shares subject to warrants exercisable within 60 days by Mr. Lorber.

Section 16 (a) Beneficial Ownership Reporting Compliance

Section 16 (a) of the Exchange Act requires our executive officers, directors and persons who own more than ten percent of a registered class of our equity securities to file report of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the NASD. These officers, directors and greater than ten percent beneficial owners are required by SEC regulation to furnish us with copies of all Forms 3, 4 and 5 they file with the SEC and NASD.

Based solely on our review of the copies of the forms we have received, we believe that all our executive officers, directors and greater than ten percent of beneficial owners complied on a timely basis with all filing requirements applicable to them with respect to transactions during fiscal year 2006.

PROPOSAL 3 –
RATIFICATION OF APPOINTMENT OF GRANT THORNTON LLP
AS AUDITORS FOR FISCAL 2007

Our audit committee charter provides that the audit committee shall appoint annually a firm of independent registered public accountants to serve as auditors. In July 2006, the audit committee appointed Grant Thornton LLP to act as auditors for our fiscal year ending March 25, 2007 and our fiscal year ending March 30, 2008. Grant Thornton LLP has served as Nathans’ auditors since 2002.

Although the audit committee has sole authority to appoint auditors, it would like to know the opinion of the stockholders regarding its appointment of Grant Thornton LLP as auditors for fiscal 2007. For this reason, stockholders are being asked to ratify this appointment. If the stockholders do not ratify the appointment of Grant Thornton LLP as auditors for fiscal 2007, the audit committee will take that fact into consideration, but may, nevertheless, continue to retain Grant Thornton LLP. Additionally, even if the stockholders ratify the appointment of Grant Thornton LLP, the audit committee in its discretion may select a different independent registered public accounting firm to serve as auditors at any time during the year if it determines that such a change would be in the best interests of Nathan’s and its stockholders. The audit committee intends to ask the stockholders to ratify the appointment of Grant Thornton as auditors for fiscal 2008 at the 2007 Annual Meeting of Stockholders.

The board of directors recommends a vote FOR ratification of the appointment of Grant Thornton LLP as auditors for fiscal 2007.

Grant Thornton LLP acted as the Company’s independent registered public accounting firm for the fiscal year ended March 26, 2006. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting and will be given the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions.

AUDIT AND RELATED FEES

Principal Accountant Fees and Services

The following table presents fees for professional audit services and other services rendered by Grant Thornton LLP in fiscal 2006 and 2005:

	2006	2005

Audit fees(1)	$179,000	$168,000
Audit related fees(2)	0	0
Tax fees(3)	0	0
All Other(4)	0	0
	$179,000	$168,000

——————

(1)

Audit fees represent fees billed and expected for professional services rendered in connection with:

(a) audits and reviews of the fiscal 2006 and 2005 Nathan’s Famous, Inc. consolidated financial statements, in accordance with standards of the PCAOB; (b) consultations on accounting matters reflected in the financial statements; and (c) attestation services with respect to securities offerings and SEC filings.

(2)

Grant Thornton did not render any audit-related services in fiscal 2006 or fiscal 2005.

(3)

Grant Thornton did not render any tax compliance, tax advice or tax planning services in fiscal 2006 or fiscal 2005.

(4)

Grant Thornton did not render any other services in fiscal 2006 or fiscal 2005.

Audit Committee Pre-Approval:

The Audit Committee has pre-approved all audit services and permitted non-audit services provided by the independent registered public accounting firm, and the compensation, fees and terms for such services. The Committee also has determined not to adopt any blanket pre-approval policy but instead to require that the Committee pre-approve the compensation and terms of service for audit services provided by the independent registered public accounting firm and any changes in terms and compensation resulting from changes in audit scope, company structure or other matters. The Committee has also determined to require pre-approval by the Audit Committee or its Chairman of the compensation and terms of service for any permitted non-audit services provided by the independent registered public accounting firm.

AUDIT COMMITTEE REPORT

As required by its written charter, a copy of which is attached as Exhibit A, which sets forth its responsibilities and duties, the Audit Committee reviewed and discussed the audited financial statements with Nathan’s management and discussed with Grant Thornton LLP, Nathan’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

The Audit Committee has received from Grant Thornton the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee has discussed with Grant Thornton that firm’s independence. Based upon these discussions with management and the independent registered public accounting firm, the Audit Committee recommended to Nathan’s that the audited consolidated financial statements for Nathan’s be included in Nathan’s Annual Report on Form 10-K for the fiscal year ended March 26, 2006 for filing with the Securities and Exchange Commission.

The Audit Committee has also reviewed and discussed the fees paid to Grant Thornton during the last fiscal year for audit and non-audit services, which are set forth above under “Audit Fees,” and has discussed with the independent registered public accounting firm its independence.

The Audit Committee:

Robert J. Eide, Chairman
Barry Leistner
Brian S. Genson

Independence of Audit Committee

We have an Audit Committee established in accordance with Section 3(a)(58) of Exchange Act. Our Audit Committee consists of Robert J. Eide (Chairman), Barry Leistner and Brian S. Genson, each of whom is independent, as defined by Rule 4200(a)(15) of the NASD listing standards.

Audit Committee Financial Expert

We currently do not have an “audit committee financial expert”. Nevertheless, the Audit Committee has available to it the financial education and experience of Charles Raich, an independent director under NASD listing standards, to perform the functions of an audit committee financial expert. Mr. Raich has the financial education and experience necessary to qualify as an “audit committee financial expert”; however, Mr. Raich is ineligible to serve on the Audit Committee because, as the managing partner of Raich, Ende, Malter & Co., LLP, an independent public accounting firm which received fees from Nathan’s in respect of tax services (an aggregate $108,000 in fiscal 2006), Mr. Raich is deemed to receive indirect compensation from Nathan’s. Therefore, Mr. Raich is not “independent” for the purposes of Securities Exchange Act Rule 10A-3 and is ineligible to serve as a member of the Audit Committee.

PROPOSAL 4 – STOCKHOLDER PROPOSAL

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL

People for the Ethical Treatment of Animals (PETA), 501 Front St., Norfolk, Va., 23510, beneficial owner of 550 shares of Common Stock, has notified the Company that it intends to present a resolution at the Annual Meeting. As required by the Securities and Exchange Commission, the resolution is included below exactly as submitted. The Board of Directors and the Nathan’s accept no responsibility for the proposed resolution and supporting statement.

For the reasons stated in the Statement of Opposition below, the Board of Directors recommends that you vote AGAINST this Stockholder Proposal.

Stockholders’ Resolution

WHEREAS, cardiovascular disease is the leading cause of death in the United States; and

WHEREAS, the consumption of meat has been conclusively linked to heart disease, obesity, and diabetes, and the American Dietetic Association (ADA) states that consumers who abstain from meat have “lower rates of death from ischemic heart disease, lower blood cholesterol levels, lower blood pressure, and lower rates of hypertension, type 2 diabetes, and prostate and colon cancer”; and

WHEREAS, according to Dr. Walter Willett, chair of the Harvard School of Public Health’s Department of Nutrition, 80 percent of the cases of coronary heart disease and 90 percent of type 2 diabetes are preventable – expoentially surpassing the numbers of preventable deaths associated with such hazards as asbestos and dioxin – which is why Dr. Willet strongly encourages people to reduce their consumption of red meat; and

WHEREAS, fast-service restaurants have acknowledged the potential liabilities associated with obese, unhealthy customers and the corporate responsibility for educating consumers about nutrition – for example, McDonald’s initiated a “Balanced Lifestyles Commitment” that offers healthier options; and

WHEREAS, Nathan’s signature, promotional event is its “Hot Dog-Eating Contest” – which rewards gluttonous consumption of fat and cholesterol-laden food – which in 2005 was won by a man who devoured 49 hot dogs containing more than 986 grams of fat, 379 grams of saturated fat, and 1,736 milligrams of cholesterol; and

WHEREAS, Nathan’s acknowledges that its customers are concerned about health by publicizing that its French fries are cooked in “100% Cholesterol Free” oil yet doesn’t offer a single cholesterol-free or meat-free entrée in its restaurants or branded product line; and

WHEREAS, shareholders and consumers are sensitive to the potential hazards of food products such as genetically modified foods, and informed consumers have responded to the conclusive evidence of the perils of meat by cutting it out of their diets – the ADA reports that approximately 25 percent of U.S. adults “eat 4 or more meatless meals weekly,” and a 2005 CBS News study found that nearly 10 percent of Americans have stopped eating meat entirely; and

WHEREAS, according to the National Restaurant Association, eight out of 10 restaurants have responded to this demand for healthy food by offering meat-free options, and leading meat companies similarly have recognized the importance of this market:  Schneider’s offers a full line of vegetarian meat products; ConAgra purchased LightLife, which produces vegetarian deli meats and hot dogs; Kellogg’s bought Worthington Foods, which produces more than 30 vegetarian meats; and Oscar Mayer acquired Boca, a leading producer of vegetarian meats; and

WHEREAS, leading quick-service restaurants Burger King, Denny’s, Johnny Rockets, and Subway all offer vegetarian entrees.

NOW, THEREFORE, BE IT RESOLVED that shareholders request that the board of directors issue a report to shareholders by March 2007, prepared at reasonable cost and omitting proprietary information, on the feasibility of Nathan’s developing a healthy-options initiative, particularly regarding the economic viability of introducing meat-free entrees (such as vegetarian hot dogs) in its restaurants and branded product line.

Board of Directors’ Statement in Opposition of Proposal Number 4

The Board recommends that stockholders reject the stockholder proposal. The Board believes that the proposal is not in the best interest of stockholders and opposes it for the following reasons.

Nathan’s first priority has always been to provide a menu defined by variety and quality to best meet consumer preferences. In addition to its established products, Nathan’s continually evaluates new products. In the course of its evaluations, Nathan’s is cognizant of consumer trends, including a trend toward perceived “healthier” products. In addition to its well-established, signature products, Nathan’s offers for sale in many of its restaurants up to seven chicken products, six fish products, and five salad, soup, and vegetable products. Additionally, in all restaurants French fries are prepared in cholesterol-free oil, as conceded in the stockholder proposal. Nevertheless, the healthfulness of a product is only one of the factors Nathan’s takes into consideration; the product must meet Nathan’s high-quality standards, the product must be able to be prepared with ease using the equipment available in the restaurants, there must be sufficient consumer demand for the product, and the sale of the product must be profitable for Nathan’s.

Both as part of its ongoing exploration of new products and in response to a proposal by P.E.T.A. made in September, 2005, to consider the addition of meatless hot dogs to its menu, Nathan’s contacted certain manufacturers of meatless hot dogs and hamburgers. Nathan’s obtained samples of meatless hot dogs and hamburgers to determine if these products could meet Nathan’s criteria, as set forth in the preceding paragraph, and be deemed suitable as an addition to restaurant menus. Nathan’s representatives determined that the taste and texture of the products tested were not acceptable.

Nathan’s intends to continue to explore the addition to its menu of meatless products. In making any determination regarding the advisability of adding a particular product, Nathan’s will consider market trends, consumer demand and profit margins in order to fulfill its obligation to act in the best interests of its stockholders. Nathan’s intends to add to its menu meatless products that meet the company’s criteria for new products, that consumers enjoy and that can be sold at a reasonable profit margin. Therefore, Nathan’s believes the type of study requested in this proposal would be expensive, time-consuming and unnecessary. Nathan’s is committed to adding new products and providing healthful alternatives to consumers.

FOR THE FOREGOING REASONS, YOUR BOARD OF DIRECTORS BELIEVES THAT THIS PROPOSAL IS NOT IN THE BEST INTEREST OF THE COMPANY AND ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST THIS PROPOSAL.

MANAGEMENT

Officers of the Company

Our executive officers are:

Name	Age	Position with the Company

Howard M. Lorber	57	Chairman of the Board and Chief Executive Officer
Wayne Norbitz	58	President and Chief Operating Officer
Donald L. Perlyn	63	Executive Vice President
Ronald G. DeVos	51	Vice President – Finance, Chief Financial Officer and Secretary
Eric Gatoff	37	Vice President – Corporate Counsel
Donald P. Schedler	53	Vice President – Development, Architecture and Construction
Randy K. Watts	50	Vice President – Franchise Operations

Ronald G. DeVos joined us as Vice President – Finance and Chief Financial Officer in January 1995 and became Secretary in April 1995. Prior to January 1995, he was Controller of a large Wendy’s franchisee, from
June 1993 to December 1994. Mr. DeVos was Vice President – Controller of Paragon Steakhouse Restaurants, Inc., a wholly owned subsidiary of Kyotaru Company Ltd., from May 1989 to October 1992, and Controller of Paragon Restaurant Group, Inc. and its predecessors, from October 1984 to May 1989. Mr. DeVos holds an M.B.A. from
St. John’s University and a B.A. from Queens College.

Donald P. Schedler has been Vice President – Development, Architecture and Construction since January 2005. Mr. Schedler initially joined us in March 1989 as Director of Architecture and Construction and was made Vice President – Architecture and Construction in February 1991 before being promoted to his current position. Prior to March 1989, he was a Director of Construction for The Riese Organization, restauranteurs, from January 1988 to February 1989 and an Associate and Project Architect with Frank Guillot Architects, Ltd. from June 1985 to January 1988. Mr. Schedler is a registered architect in the states of Vermont and New York, and holds a B.A. degree in economics from Susquehanna University and a M.A. degree in architecture from Syracuse University.

Randy K. Watts was appointed Vice President of Franchise Operations in June, 2004. Mr. Watts initially joined us as a District Manager in May of 1993, was promoted to Director of Franchise Operations in September of 1997, and was made Senior Director of Franchise Operations in January of 2000 before being promoted to his current position. Prior to 1993, Mr. Watts was Regional Food Service Manager for McCrory Stores, where he worked from 1975-1993.

For the biographies of Messrs. Lorber, Norbitz, Perlyn and Gatoff, please see “Proposal 1 – Election of Directors – Director Biographies.”

EXECUTIVE COMPENSATION

The following table sets forth the compensation paid by us to our Chief Executive Officer and each of the four other highest paid executive officers for the three fiscal years ended March 26, 2006, March 27, 2005 and March 28, 2004:

Summary Compensation Table

	Annual Compensation			Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary	Bonus	Other Annual Compensation (1)	Restricted Stock Award ($)	Securities Underlying Options (#)	All Other Compensation (2)

Howard M. Lorber	2006	$250,000	$230,921	$—	$—	—	$816
Chairman of the Board and	2005	$62,500	$210,175	$—	$362,500	—	$685
Chief Executive Officer	2004	$1	$250,000	$—	$—	—	$540

Wayne Norbitz	2006	$288,750	$175,000	$—	$—	—	$14,978
President and Chief	2005	$285,788	$125,000	$—	$—	30,000	$14,413
Operating Officer	2004	$275,000	$100,000	$—	$—	—	$14,041

Donald L. Perlyn	2006	$210,000	$100,000	$—	$—	—	$5,757
Executive Vice President	2005	$207,846	$75,000	$—	$—	20,000	$5,766
	2004	$200,000	$60,000	$—	$—	—	$4,790

Ronald G. DeVos	2006	$162,750	$60,000	$—	$—	—	$2,310
Vice President – Finance	2005	$161,081	$45,000	$—	$—	15,000	$1,889
and Chief Financial Officer	2004	$155,000	$30,000	$—	$—	—	$1,601

Eric Gatoff	2006	$175,000	$85,000	$—	$—	—	$816
Vice President and	2005	$153,558	$50,000	$—	$—	—	$685
Corporate Counsel	2004	$66,346	$25,000	$—	$—	25,000	$225

——————

(1)

Except where otherwise indicated, no other annual compensation is shown because the amounts of perquisites and other non-cash benefits provided by us do not exceed the lesser of $50,000 or 10% of the total annual base salary and bonus disclosed in this table for the respective officer.

(2)

The amounts disclosed in this column include our contributions on behalf of the named executive officer to the Nathans’ 401(k) retirement plan and premiums for life and/or disability insurance, respectively, for fiscal 2006, for Mr. Lorber in the sums of $0 and $816, for Mr. Norbitz in the sums of $1,500 and $13,478, for Mr. Perlyn in the sums of $0 and $5,757, for Mr. DeVos in the sums of $1,494 and $816, and for Mr. Gatoff in the sums of $0 and $816.

Employment Contracts

We entered into a new employment agreement with Howard M. Lorber, our Chairman and Chief Executive Officer, effective as of January 1, 2005. The agreement expires December 31, 2009. Pursuant to the agreement, Mr. Lorber receives a base salary of $250,000 and an annual bonus equal to 5 percent of our consolidated pre-tax earnings in excess of $5,000,000 for such fiscal year. The agreement further provides for a three-year consulting period after the termination of employment during which Mr. Lorber will receive a consulting fee of $225,000 per year. The employment agreement also provides Mr. Lorber the right to participate in employment benefits offered to other Nathan’s executives. In connection with the execution of the agreement, we issued to Mr. Lorber 50,000 shares of restricted common stock.

In the event that Mr. Lorber’s officer’s employment is terminated without cause, he is entitled to receive his salary and bonus for the remainder of the contract term. The employment agreement further provides that in the event there is a change in the control, as defined in the agreement, Mr. Lorber has the option, exercisable within one year after such event, to terminate his employment agreement. Upon such termination, he has the right to receive a lump sum cash payment equal to the greater of (A) his salary and annual bonuses for the remainder of the employment term (including a prorated bonus for any partial fiscal year), which bonus shall be equal to the average of the annual bonuses awarded to him during the three fiscal years preceding the fiscal year of termination; or (B) 2.99 times his salary and annual bonus for the fiscal year immediately preceding the fiscal year of termination, as well as a lump sum cash payment equal to the difference between the exercise price of any exercisable options having an exercise price of less than the then current market price of our common stock and such then current market price. In addition, we will provide Mr. Lorber with a tax gross-up payment to cover any excise tax due. In the event of termination due to Mr. Lorber’s death or disability, he is entitled to receive an amount equal to his salary and annual bonuses for a three-year period, which bonus shall be equal to the average of the annual bonuses awarded to him during the three fiscal years preceeding the fiscal year of termination.

In December 1992, we entered into an employment agreement with Wayne Norbitz, for a term expiring on December 31, 1996, providing for an annual base salary of $288,750, as amended to date, and various benefits, including participation in our executive bonus program. The agreement also provides, among other things, that, if Mr. Norbitz is terminated without cause, we will pay Mr. Norbitz an amount equal to his then annual salary and benefits for a six-month period following delivery of the termination notice plus a severance benefit of one year’s annual compensation. The agreement, as amended, provides that Mr. Norbitz shall have the right, exercisable for a six-month period, to terminate the agreement and receive an amount equal to three times his compensation during the most recent fiscal year, less $100, in the event of a change in control of the company. The employment agreement was extended through December 31, 1997, on the original terms and automatically renews for successive one year periods unless 180 days prior written notice is delivered to Mr. Norbitz. No such non-extension notice has been delivered to date.

On September 30, 1999, in connection with our acquisition of Miami Subs, Miami Subs entered into an employment agreement with Donald L. Perlyn, for a term expiring on September 30, 2003, under which he currently receives annual base compensation of $210,000, and certain other benefits, including participation in our executive bonus program. We guaranteed the obligations of Miami Subs under the agreement. The term of the agreement automatically extends for successive one year periods unless 180 days prior written notice is delivered by one party to the other. In the event that notice of non-extension is delivered, Mr. Perlyn is entitled to be paid an amount equal to his base salary as then in effect. The agreement also provides, among other things, that if Mr. Perlyn is terminated without cause, we will pay Mr. Perlyn an amount equal to three times his base salary as in effect at the time of his termination. As amended, the agreement provides that Mr. Perlyn shall have the right, exercisable for a thirty-day period, to terminate the agreement and receive an amount equal to three times his base salary, together with a pro rata portion of his bonus, for the most recent fiscal year, in the event of a change in control of Nathan’s. No non-extension notice has been delivered to date.

Option Grants in Last Fiscal Year

No stock options were granted to the executive officers named in the Summary Compensation Table during the fiscal year ended March 26, 2006.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth information concerning options exercised during the year ended March 26, 2006 by the executive officers named in the Summary Compensation table and the value of unexercised options held by them as of fiscal year end:

Name	Shares Acquired on Exercise	Value Realized ($)	Number of Unexercised Options at Fiscal Year End		Value of Unexercised In-The-Money Options at Fiscal Year End(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable

Howard M. Lorber	—	$0	565,000	25,000	$5,105,050	$0
Wayne Norbitz	30,000	$234,573	165,000	35,000	$1,421,095	$67,800
Donald L. Perlyn	—	$0	223,391	26,667	$2,025,341	$45,200
Ronald G. DeVos	10,000	$76,602	59,300	20,000	$508,749	$33,900
Eric Gatoff	—	$0	16,667	23,333	$133,667	$66,833

——————

(1)

Based upon the closing price of our common stock of $12.40 on March 24, 2006 (the last trading day in fiscal 2006).

(2)

After fiscal year end, Mr. Norbitz exercised an option to purchase 15,000 shares of common stock.

Stock Option and Incentive Plans

We maintain various stock plans under which options vest as determined at the time of grant by the Board of Directors or the Compensation Committee, other than the Outside Director Plan under which options vested over a period of two years. In addition, the 2002 Stock Incentive Plan permits the grant of up to 100,000 shares of restricted stock, 50,000 of which have been granted to date. Restricted stock will be subject to such restrictions as the Compensation Committee may impose; provided, that the term of the restriction cannot be less than one year unless otherwise determined by the Compensation Committee. The term of each option is generally ten years and is determined at the time of grant by the Board of Directors or the Compensation Committee. The purchase price of the shares of common stock subject to each option granted is not less than 100% of the fair market value of our common stock at the date of grant, except that under the 2001 Stock Option Plan the exercise price can be no less than 85% nor greater than 110% of the fair market value at the date of grant. The term of each option is generally ten years and is determined at the time of grant by the Board of Directors or the Compensation Committee. All of our stock plans provide that the Compensation Committee may adjust the number of shares under outstanding awards and for which future awards may be granted in the event of reorganization, stock split, reverse split, stock dividend, exchange or combination of shares, merger or any other change in capitalization. The participants in these plans are officers, directors and employees of, or consultants to, Nathan’s and its subsidiaries or affiliates, except that only non-employee directors received grants under the Outside Direction Plan.

The following table sets forth information regarding our equity plans and other outstanding convertible securities:

Name of Plan	Shares Issuable for Exercisable Convertible Securities as of July 17, 2006	Average Exercise Prices of Outstanding Convertible Securities	Shares Issuable Under Options Available for Grant at July 17, 2006

1992 Stock Option Plan (expired December 2002)	181,300	$3.7214	—
1998 Stock Option Plan	445,000	$3.3449	—
2001 Stock Option Plan	250,666	$3.8777	3,500
2002 Stock Incentive Plan	247,500	$11.5729	2,500
Miami Subs Employee Options	365,058	$3.4510	—
Common Stock Purchase Warrant	150,000	$3.25	—

The following table sets forth information regarding our equity plans as of March 26, 2006:

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options and warrants (a)	Weighted-average exercise price of outstanding options and warrants (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders	886,524	$3.7957	203,500
Equity compensation plans not approved by security holders	595,000	$3.3210	0
Total	1,481,524	$3.605	203,500	(1)

——————

(1)

Does not reflect the issuance of options after fiscal year end.

Securities issued under equity plans not approved by security holders consist of options granted under the 1998 Stock Option Plan and the warrant to purchase 150,000 shares issued to Mr. Lorber.

401(k) Savings Plan

We sponsor a retirement plan intended to be qualified under Section 401(k) of the Internal Revenue Code of 1986. All non-union employees over age 21 who have been employed by us for at least one year are eligible to participate in the plan. Employees may contribute to the plan on a tax deferred basis up to 20% of their total annual salary, but in no event more than the maximum permitted by the Internal Revenue Code ($20,000 in calendar 2006, including $5,000 catch-up contributions for employees 50 and over). Company contributions are discretionary. For the plan year ended December 31, 2005, we elected to make matching contributions at the rate of $.25 per dollar contributed by each employee vesting at the cumulative rate of 20% per year of service starting one year after commencement of service and, accordingly, after six years of an employee’s service with us, matching contributions are fully vested. As of March 26, 2006, approximately 68 employees had elected to participate in the plan. For the fiscal year ended March 26, 2006, we contributed approximately $26,000 to the 401(k) plan, of which $1,500 was a matching contribution for Mr. Norbitz and $1,494 was a matching contribution for Mr. DeVos.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

During fiscal 2006, our Compensation Committee consisted of Messrs. Eide, Leistner and Genson. None of the Compensation Committee members are employees of Nathan’s or any of its subsidiaries.

Filings made by companies with the Securities and Exchange Commission sometimes “incorporate information by reference.” This means the company is referring you to information that has been previously filed with the SEC and that this information should be considered as part of the filing you are reading. The Compensation Committee Report, Stock Performance Graph and Audit Committee Report in this proxy statement are not incorporated by reference into any other filings with the SEC.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Policy

Nathan’s cash compensation package for its executive officers consists of two components: (1) base salary; and (2) annual performance-based bonuses. Nathan’s also provides stock option and restricted stock grants to its executive officers as a means to promote ownership in the company.

Nathan’s Compensation Committee is composed of directors who are not employees of Nathan’s. The Compensation Committee is responsible for the approval and administration of the base salary level and annual bonus compensation programs, as well as the grant of stock options or restricted stock to executive officers and other key employees. In determining executive compensation levels, the Compensation Committee considers salary and bonus levels which will attract and retain qualified executives when considered with the other components of Nathan’s compensation structure and rewarding executive officers for continuous improvement in their respective areas which contribute to continual increases in stockholder value.

Nathan’s philosophy for granting stock options or restricted stock is based on the principles of encouraging executive officers to remain with Nathan’s and to encourage ownership in Nathan’s. This provides executive officers with a long-term interest in Nathan’s overall performance and gives them an incentive to manage with a view toward maximizing long-term stockholder value.

Nathan’s used the services of GK Partners, a compensation consulting firm, in establishing the terms of the employment agreement with Howard M. Lorber, the Chairman of the Board.

Base Salary

The base compensation of each of Messrs. Lorber, Norbitz and Perlyn is established by contract. Messrs. Lorber and Norbitz annually assess the performance of all other executive officers and Nathan’s financial results. Based on such assessment, Mr. Norbitz or Mr. Lorber may recommend salary increases. Any recommendations regarding officer compensation are subject to the terms of any existing employment agreements. Any salary increases are reviewed and subject to approval by the Compensation Committee.

In determining executive officer salaries, the Compensation Committee reviews recommendations from Messrs. Lorber and Norbitz, including management’s performance evaluations and Nathan’s financial condition.

For more information regarding the compensation and employment arrangements of Messrs. Lorber and Norbitz and other executive officers, see “Management – Employment Contracts”.

Annual Bonuses

Executive officers and other key employees are eligible to earn annual bonuses.

Management establishes annual performance goals for Nathan’s growth and profitability. Based on these goals, management makes recommendations to the Compensation Committee as to the level of attainment of financial performance objectives necessary for bonus awards to be made to the executive officers. Management also evaluates whether each executive officer has met his specific objectives. These objectives are both quantitative in nature, such as sales and revenue goals and cost containment; and qualitative in nature, such as the development and retention of key personnel, assessment and development of quality products and services, and management effectiveness. The amount of the bonus paid to the executive for the prior fiscal year is also taken into consideration. If all of the company and individual goals are completely met, management generally recommends that the executive officer receive a bonus in an amount equal to or in excess of his prior year’s bonus. To the extent either the company or the individual’s goals are only partially met, management generally recommends that a lesser bonus be paid.

At the end of each year, the Compensation Committee reviews the extent to which the company has actually attained its performance goals. The Compensation Committee also reviews recommendations by management regarding the extent to which each executive officer has met his individual objectives, regardless of whether such objectives are quantitative. The Committee makes its determination regarding executive officer bonuses based on the recommendations of management, the earnings of the company and taking into consideration the amount of the executive’s bonus or raise for the prior year. Specific relative weights are not assigned to each factor.

Stock Option or Restricted Stock Grants

Options to purchase common stock or shares of restricted stock may be granted annually to executive officers and key employees under Nathan’s various stock incentive plans. Grants are made at an option price of 100% of the market value on the date of grant. Restricted stock grants are subject to any restrictions that the Compensation Committee may impose; provided that the term of the restriction cannot be less than one year unless otherwise determined by the Compensation Committee. Nathan’s philosophy in granting stock options or restricted stock is to increase executive officer ownership in Nathan’s. Executive officers are incentivized to manage with a view toward maximizing long-term stockholder value. In determining the equity incentives to be granted annually to all recipients, including executive officers, the Compensation Committee considers the number of options or shares of restricted stock already held by the executive officer which are in or near-the-money and the performance of Nathan’s during the immediately preceding year. To date, other than the grant of restricted stock to Mr. Lorber in connection with his entry into a new employment agreement, the Compensation Committee has only granted stock options to executive officers and key employees.

Compensation of Chief Executive Officer

Under the employment agreement between Nathan’s and Howard M. Lorber, Chairman of the Board and Chief Executive Officer, Mr. Lorber receives a base salary of $250,000 and an incentive bonus equal to five percent (5%) of the company’s consolidated pre-tax earnings in excess of $5,000,000. In light of this employment agreement, the Compensation Committee was not required to make any decision regarding Mr. Lorber’s cash compensation.

The Compensation Committee:

Robert J. Eide, Chairman
Barry Leistner
Brian S. Genson

STOCK PERFORMANCE CHART

The following graph illustrates a comparison of cumulative stockholder return among Nathan=s, Standard and Poors’ 500 companies and Standard and Poors’ restaurant companies for the period since March 1999 to our fiscal year end on March 26, 2006:

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*

$100 Invested in March 1999 in stock or in March 1999 in Index, including reinvestment of dividends. Fiscal year ending March 26, 2006.

FINANCIAL STATEMENTS

A copy of our Annual Report of Stockholders for the fiscal year ended March 26, 2006 has been provided to all stockholders as of July 17, 2006. Stockholders are referred to the report for financial and other information about us, but such report is not incorporated in this proxy statement and is not a part of the proxy soliciting material.

MISCELLANEOUS INFORMATION

Cost of Solicitation

The cost of soliciting proxies in the accompanying form, which we estimate to be $25,000, will be paid by us. In addition to solicitations by mail, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to their principals, and we may reimburse them for their expenses in so doing. To the extent necessary in order to assure sufficient representation, our officers and regular employees may request the return of proxies personally, by telephone or telegram. The extent to which this will be necessary depends entirely upon how promptly proxies are received, and stockholders are urged to send in their proxies without delay.

Deadline for Submission of Stockholder Proposals for the 2007 Annual Meeting

Proposals of stockholders intended to be presented at the 2007 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received at our principal office not later than March 23, 2007 to be included in the proxy statement for that meeting.

In addition, our by-laws require that we be given advance notice of stockholder nominations for election to the Board of Directors and of other matters which stockholders wish to present for action at an annual meeting of stockholders. The required notice must be delivered to the Secretary of the company at our principal offices not later than 60 days and not earlier than 90 days prior to the first anniversary date for the previous year’s annual meeting of stockholders unless the date of the annual meeting is more than 30 days before or 60 days after the anniversary date. In such event, a stockholder’s notice will be timely if it is delivered no earlier than 90 days prior to the meeting and not later than the close of business on the later of (i) the 60th day prior to the meeting or (ii) the 10th day following the day on which Nathan’s publicly announces the date of the meeting. These requirements are separate from and in addition to the SEC requirements that a stockholder must meet in order to have a stockholder proposal included in our proxy statement.

Pursuant to our by-laws, if notice of any stockholder proposal is received before June 14, 2007 or after July 14, 2006, then the notice will be considered untimely and we are not required to present such proposal at the 2007 Annual Meeting. Additionally, if the Board of Directors chooses to present a proposal submitted after June 6, 2007 at the 2007 Annual Meeting, then the persons named in proxies solicited by the Board of Directors for the 2007 Annual Meeting may exercise discretionary voting power with respect to such proposal.

We will provide without charge to any stockholder as of the record date, copies of the our Annual Report on Form 10-K, upon written request delivered to Ronald G. DeVos, Secretary, at the Company’s offices at 1400 Old Country Road, Suite 400, Westbury, New York 11590.

By Order of the Board of Directors,

RONALD G. DEVOS
Secretary

Dated:

July 24, 2006
Westbury, New York

Exhibit A

NATHAN’S FAMOUS, INC.
AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the accounting and financial reporting processes of the Company, (2) the integrity of the financial statements of the Company, (3) the independent auditor’s qualifications and independence, (4) the performance of the Company’s internal audit function and independent auditors, and (5) the compliance by the Company with legal and regulatory requirements.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (“the Commission”) to be included in the Company’s annual proxy statement and any other Committee reports required by applicable securities laws or stock exchange listing requirements or rules.

Committee Membership

The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of Nasdaq, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Commission.

The members of the Audit Committee shall be appointed by the Board upon the recommendation of the Nominating Committee. Audit Committee members may be replaced by the Board.

Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall pre-approve all audit and non-audit services and shall approve all engagement fees and terms. The Audit Committee shall consult with management but shall not delegate these responsibilities.

The Audit Committee shall have the sole authority to appoint or replace other accounting firms hired to provide non-audit services to the Company. The Audit Committee shall be responsible for the compensation and oversight of the work of such accounting firms, which shall report to the Audit Committee.

The Audit Committee shall review all “related party transactions” (as required to be disclosed pursuant to SEC Regulation S-K, Item 404) for potential conflicts of interest and shall be required to approve any such transactions.

The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Audit Committee shall meet with management, any internal auditors and the independent auditor in separate executive sessions.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

1. Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

2. Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including disclosures made in management’s discussion and analysis and the results of the independent auditor’s review of the quarterly financial statements.

3. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including (a) any significant changes in the Company’s selection or application of accounting principles, (b) any major issues as to the adequacy of the Company’s internal controls, (c) the development, selection and disclosure of critical accounting estimates, and (d) analyses of the effect of alternative assumptions, estimates or GAAP methods on the Company’s financial statements.

4. Discuss with management and the Company’s independent auditor:

(a)

All significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data and any material weaknesses in internal controls reported by management; and

(b)

Any significant changes in the Company’s internal controls; and

(c)

Any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

Review disclosures made to the Audit Committee by the Company’s CEO and CFO in connection with their certification of the foregoing for the Form 10-K and Form 10-Q.

5. Discuss with management the Company’s earnings press releases.

6. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures, if any, on the Company’s financial statements.

7. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit. In particular, discuss:

(a)

The adoption of, or changes to, the Company’s significant auditing and accounting principles and practices as suggested by the independent auditor, any internal auditors or management.

(b)

The management letter provided by the independent auditor and the Company’s response to that letter.

(c)

Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

8. Discuss with the independent auditors the matters required to be discussed by Section 10A(k) of the Securities Exchange Act of 1934, as amended, as follows:

(a)

All critical accounting policies and practices to be used;

(b)

All alternative treatments of financial information, if any, within generally accepted accounting principles that have been discussed with management of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors;

(c)

Other material written communications between the independent auditors and the management of the Company, such as any management letter or schedule of unadjusted differences.

9. Review and discuss the adequacy and effectiveness of the Company’s disclosure controls and procedures and management reports thereon.

Oversight of the Company’s Relationship with the Independent Auditor

10. Review and evaluate the lead partner of the independent auditor team.

11. Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, (d) all relationships between the independent auditor and the Company and (e) confirmation that their audit has been performed in accordance with the requirements of Section 10A of the Securities Exchange Act of 1934. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and any internal auditor. The Audit Committee shall present its conclusions with respect to any internal auditor to the Board.

12. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

13. Confirm that the lead audit partner, and the lead audit partner responsible for reviewing the audit, for the Company’s independent auditors has not performed audit services for the Company for in excess of the five previous fiscal years.

14. Meet with the independent auditor prior to the audit to discuss the planning, scope  and staffing of the audit.

Compliance Oversight Responsibilities

15. Obtain from the independent auditor assurance that Section 10A(b) (Required Response to Audit Committees – Illegal Acts) of the Exchange Act has not been implicated.

16. Obtain reports from management, any senior internal auditing executive and the independent auditor that the Company and any subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company’s code of ethics.

17. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company’s financial statements or accounting policies.

18. Discuss with management, the independent auditors, the internal auditors and the Company’s General Counsel as appropriate, any legal, regulatory or compliance matters that may have a material impact on the financial statements or compliance policies, including significant changes in accounting standards or rules as promulgated by the Financial Accounting Standards Board, the Securities and Exchange Commission or other regulatory authorities with relevant jurisdiction.

Complaints

19. Establish procedures for:

(a)

The receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters.

(b)

The confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

General – The Audit Committee shall:

20. Make regular reports to the Board of Directors.

21. Establish the policy for the Company’s hiring of employees or former employees of the independent auditors who were engaged on the Company’s account.

22. Review any management decision to seek a second opinion from independent auditors other than the Company’s regular independent auditors with respect to any significant accounting issue.

23. Review and reassess the adequacy of this Committee and its Charter at least annually and recommend to the Board any changes the Committee deems appropriate.

24. Perform any other activities consistent with this Charter, the Company’s By-Laws and governing law as the Committee or the Board deems necessary or appropriate.

25. Make available this Charter on the Company’s website at www.nathansfamous.com as required by the rules and regulations of the Securities and Exchange Commission and The Nasdaq Stock Market.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

ANNUAL MEETING OF STOCKHOLDERS OF

NATHAN'S FAMOUS, INC.

September 12, 2006

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of the following nominees, as set forth in the proxy statement:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Robert J. Eide
- ○ Eric Gatoff
- ○ Brian S. Genson
- ○ Barry Leistner
- ○ Howard M. Lorber
- ○ Wayne Norbitz
- ○ Donald L. Perlyn
- ○ A.F. Petrocelli
- ○ Charles D. Raich

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. Ratification of the appointment of Grant Thornton LLP as auditors for fiscal 2007.	☐	☐	☐

3. Upon such other business as may properly come before the meeting

THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY PROXIES, AND EACH OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. SHAREHOLDERS MAY WITHHOLD THE VOTE FOR ONE OR MORE NOMINEE(S) BY WRITING THE NOMINEE(S) NAME(S) IN THE BLANK SPACE PROVIDED UNDER ITEM 1. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE PROPOSALS SET FORTH HEREIN.

PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

NATHAN'S FAMOUS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Wayne Norbitz and Howard M. Lorber, or either of them, attorneys and Proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote as Proxy all the stock of the undersigned in NATHAN'S FAMOUS, INC., a Delaware corporation, at the Annual Meeting of Stockholders scheduled to be held September 12, 2006 and any adjournments thereof.

(Continued and to be signed on the reverse side)

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